UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 7, 2024

THE REAL GOOD FOOD COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41025	87-1280343
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3 Executive Campus, Suite 155

Cherry Hill, NJ 08002

(Address of Principal Executive Offices; Zip Code)

(856) 644-5624

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Class A common stock $0.0001 par value per share	RGF	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01	Entry into a Material Definitive Agreement.

On March 7, 2024, Real Good Foods, LLC, a wholly owned subsidiary of The Real Good Food Company, Inc. (the “Company”), entered into an amendment (the “Amendment”) to its amended and restated Loan and Security Agreement with PMC Financial Services Group, LLC (“PMC”), dated June 30, 2016 (the “Existing Credit Facility”).

The Amendment amended the Existing Credit Facility to allow for the following:

•

Increased the principal amount of $45.0 million second lien loan agreement with PMC maturing on December 31, 2025, by an additional $45.0 million. All other original terms of the second lien loan as described in the Company’s prior filings with the Securities and Exchange Commission (including maturity dated and applicable interest) are unchanged.

•

The above increase in the second lien loan decreased the outstanding balance on the Revolving Credit Facility (“Revolver”) by an equivalent amount. Additionally, per the terms of the Amendment, the maximum borrowing mount allowable under the Revolver was reduced to $35.0 million.

A copy of the Amendment is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

(a)	The disclosure in Item 1.01 on the increase in the principal of the second lien term loan agreement is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Amendment Number Twenty-Seven to Loan and Security Agreement, dated as of March 7, 2024, by and between Real Good Foods, LLC, and PMC Financial Services Group, LLC.

104	Cover Page Interactive Data File (embedded within the inline XRBL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE REAL GOOD FOOD COMPANY, INC.

Date: March 11, 2024	By:	/s/ Akshay Jagdale
Akshay Jagdale
Chief Financial Officer